SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: December 8, 1999




                             iNTELEFILM CORPORATION
             (Exact name of registrant as specified in its charter)


    MINNESOTA                      0-21534                      41-1663712
    ---------                      -------                      ----------

 (State or other            (Commission File No.)         (IRS Employer ID No.)
  jurisdiction
of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
             ------------------------------------------------------
                    (Address of principal executive offices)

                                 (612) 925-8840
                                 --------------
              (Registrant's telephone number, including area code)

                Children's Broadcasting Corporation (former name)

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ITEM 5. OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on December 8, 1999, and attached hereto as an exhibit, relating to the annoucement of the joint venture with AT&T and Excalibur Technologies Corporation regarding the creation of INTELESOURCE.ORG.

         (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB, as amended, for the year ended December 31, 1998.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             99.1 Press Release dated December 8, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 1999         iNTELEFILM CORPORATION



                                BY:     /s/ James G. Gilbertson
                                        ---------------------------------------
                                        James G. Gilbertson
                                ITS:    Chief Operating Officer and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

99.1 Press Release dated December 8, 1999.